UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 5, 2008

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-8443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective September 5, 2008, the Audit Committee of the Board of Directors of Telos Corporation (the “Company”) engaged BDO Seidman, LLP (“BDO”) as the Company’s principal independent registered public accountant. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through September 5, 2008, the Company did not consult BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event,” as such terms are defined in Item 304 of Regulation S-K of the Securities Act of 1933, as amended.

As previously disclosed in public filings, on April 16, 2008, Reznick Group, P.C, (“Reznick”) in a letter addressed to Bernard C. Bailey, Chairman of the Audit Committee, resigned, stating that “As a result of certain communications from Class D members of the Board of Directors, Reznick Group believes that its independence has been impaired.” Reznick perceived these communications as threatening litigation and attempts to influence its opinion on certain accounting issues. On April 23, 2008, the Company filed a Counterclaim and a Motion for Preliminary Injunction against the Class D members for their improper communications with Reznick. On June 27, 2008 the Court entered a Preliminary Injunction and ordered Mr. Seth Hamot and Mr. Andrew Siegel, the Class D members, to:

… cease, desist and refrain from any and all direct and indirect contact or communications (whether verbal, written, or otherwise) with Goodman, Reznick, or any other former, current or future auditors of Telos Corporation, or with any agents or representatives of any such auditors, regarding the conduct herein prohibited, during the pendency of this litigation or until such time as Telos obtains audited financial statements for 2007 and files its 10-K with the SEC.

Since April 2008, the Audit Committee has been seeking to engage a new independent registered public accountant. After discussions with several firms, the Audit Committee has engaged BDO to serve as its new independent registered public accounting firm. Per the engagement, BDO will audit the Company’s financial statements for the fiscal year ended December 31, 2007. BDO will also perform a review of the unaudited condensed quarterly financial statements to be included in Form 10-Qs filed with the SEC for quarters ended June 30, 2007, March 31, 2008, June 30, 2008, and September 30, 2008; and of the unaudited financial information for the quarters ended March 31, 2007, September 30, 2007 and December 31, 2007 to be included in a note to the annual financial statements to be included in the Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: September 9, 2008	By:	/s/ Michele Nakazawa
Michele Nakazawa Chief Financial Officer